ANNUAL REPORT


June 30, 1998


INVESCO
TAX-FREE
INCOME
FUNDS


Tax-Free Long-Term
Bond Fund

Tax-Free Intermediate
Bond Fund



     You should know
what INVESCO knows.

INVESCO FUNDS

Economic Overview                                                     July 1998
   The first half of 1998 produced strong gains for the equity markets, as lower interest rates, low inflation, and robust consumer confidence lifted the markets to euphoric levels. However, much like the latter half of 1997, these gains were produced only with increased volatility as concerns about the Asian contagion and its potential effect on the domestic economy continued to weigh on investors. As negative sentiment intensified, investors sought safety in large-capitalization stocks, producing severe sector rotation and underperformance of many small- and mid-cap stock indexes. Nevertheless, numerous financial pundits speculate that the current economic environment represents investment nirvana.
   How long will this situation last? The key to maintaining the current economic backdrop and equity valuations may lie in the following variables:
   o Consumer Confidence: American household optimism, as measured by the Consumer Confidence Index, is riding a 29-year high. Concomitantly, consumer willingness to spend money increases, benefiting the economy.
   o Interest Rates: Interest rates are at historic low levels. A significant increase would slow the domestic economy, decrease corporate earnings, and have a negative effect on the financial markets.
   o Productivity: Significant gains in productivity by American workers have contributed strongly to the lengthy bull market; as productivity improves, earnings accelerate, supporting company stock prices. Conversely, slower productivity could have a negative effect on corporate earnings and stock prices.
   If these three variables  remain positive,  the economic  expansion and bull market in the U.S. should continue. But, as with most perfect scenarios, if conditions in the economy change and create a negative backdrop for financial markets, then the markets are likely to experience a contraction. Either way, investors need to remember that short-term fluctuations in the markets should not influence long-term financial plans, and presently the underpinnings for a strong equity market remain intact.
   For fixed-income investors, the outlook for bonds and interest rates remains positive. Inflation remains subdued and the world's largest borrower, the U.S. government, may have a budget surplus this year -- decreasing their need to borrow funds. In addition, given the economic and currency problems elsewhere around the world, our fixed-income market still looks quite attractive on a risk/reward basis, causing many international investors to favor dollar-denominated fixed-income obligations in the U.S.

Fund Management
     As of April 1998, Ms. Dawn Daggy-Mangerson assumed the responsibilities of portfolio manager for both INVESCO Tax-Free Long-Term and Tax-Free Intermediate Bond funds. Dawn received her BS from DePaul University and began her investment career in 1985. Formerly, she was a vice president and portfolio manager with Nationsbank/Tradestreet Investment Associates, Inc., where she managed approximately $800 million in municipal bond assets.

Strategic Overview of Municipal Investments
   Over the last 12 months, interest rates have declined significantly as the Asian financial crisis focused investors' attention on the possibility of slower global growth and deflation. As pessimism intensified, a flight to quality occurred in the fixed-income market. Treasury obligations -- viewed by many as lower risk securities -- outperformed municipal securities by a wide margin. From a historical perspective, the relative outperformance of Treasuries during the last 12 months is unusual. Over longer periods of time, the performance gap between the two asset classes should shrink.

   Within this environment of lower interest rates, INVESCO's tax-exempt funds have produced strong absolute returns, but have lagged behind their peers. This is primarily due to our conservative duration posture during the fall of 1997. At that time, we were still concerned about overly strong employment numbers as well as the possibility of inflation, and underestimated the potential deflationary pressures produced by the Asian financial crisis. Since then, we have restructured the portfolios to take advantage of current market trends, and to give the funds a more value-oriented, conservative bias.
   In the first half of 1998, we restructured the classic barbell structure of the portfolios by reducing our cash balance and increasing our ownership in higher coupon non-callable bonds and state government obligations. By using a value-oriented strategy, we seek to help reduce the volatility of the funds and make them somewhat less sensitive to movements in interest rates.

Looking Forward
   We remain optimistic regarding interest rates, as the Asian financial crisis should continue to produce deflationary pressures throughout the U.S. economy. In addition, the potential for the first federal budget surplus in 18 years may also put downward pressure on interest rates. Presently, municipal securities look relatively cheap compared to Treasuries. As a result, we may enter a period of relative outperformance for municipals. Regardless of interest rate movements, we plan to employ a value orientation when analyzing investments, looking for high quality securities that are attractively priced.

INVESCO Tax-Free Income Funds, Inc.
   The line graphs on the following pages illustrate the value of a $10,000 investment, plus reinvested dividends and capital gain distributions, in Tax-Free Long-Term Bond Fund for the 10-year period ended 6/30/98, and in Tax-Free Intermediate Bond Fund for the period from inception (12/93) through 6/30/98.
   At the end of these respective periods, the Tax-Free Long-Term Bond Fund account would have had a value of $21,893 and Tax-Free Intermediate Bond Fund, $12,200. The chart and other total return figures cited reflect the funds' operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance. (Of course, past performance is not a guarantee of future results.)(1) (2)

                         Tax-Free Long-Term Bond Fund
                       Average Annualized Total Return
                             as of 6/30/98 (2)

                      1 year                      6.87%
                      ---------------------------------
                      5 years                     5.14%
                      ---------------------------------
                      10 years                    8.15%
                      ---------------------------------

Graph: Tax-Free Long-Term Bond Fund 10-Year Total Return vs. Lehman Municipal Bond Index

            This line graph compares the value of a $10,000 investment in INVESCO Tax-Free Long-Term Bond Fund to the value of a $10,000 investment in the Lehman Municipal Bond Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the 10-year period ended 6/30/98.

Graph:      Tax-Free Long-Term Bond Fund
            Geographical Diversification
            by market value as of 6/30/98

            This map of the United States is divided by region to show the geographical diversification of the issuers of securities in the Tax-Free Long-Term Bond Fund portfolio. West-23% Midwest-31% Northeast-17% South Central-15% Southeast-14%

   Composition of holdings is subject to change.

   For the one-year period ended 6/30/98, INVESCO Tax-Free Long-Term Bond Fund had a return of 6.87%. The Lehman Municipal Bond Index had a total return of 8.66% for the same one-year period.(1) (2)

                        Tax-Free Intermediate Bond Fund
                        Average Annualized Total Return
                             as of 6/30/98 (2)

                        1 year                      6.02%
                        ---------------------------------
                        Since inception (12/93)     4.43%
                        ---------------------------------

Graph: Tax-Free Intermediate Bond Fund Total Return From Inception vs. Lehman Intermediate Municipal Bond Index

            This line graph compares the value of a $10,000 investment in INVESCO Tax-Free Intermediate Bond Fund to the value of a $10,000 investment in the Lehman Intermediate Municipal Bond Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (12/93) through 6/30/98.

Graph:      Tax-Free Intermediate Bond Fund
            Geographical Diversification
            by market value as of 6/30/98

            This map of the United States is divided by region to show the geographical diversification of the issuers of securities in the Tax-Free Intermediate Bond Fund portfolio. West-41% Midwest-21% Northeast-11% South Central-14% Southeast-13%.

   Composition of holdings is subject to change.

   For the one-year period ended 6/30/98, INVESCO Tax-Free Intermediate Bond Fund had a total return of 6.02%. The Lehman Intermediate Municipal Bond Index had a total return of 8.48% for the same one-year period.(1) (2)


(1) The Lehman Municipal Bond Index and Intermediate Municipal Bond Index are unmanaged indexes indicative of the broad tax-exempt bond market.

(2) Total return assumes reinvestment of dividends and capital gain distributions for the periods indicated. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than when purchased.


INVESCO Tax-Free Income Funds, Inc.
Statement of Investment Securities
June 30, 1998
----------------------------------------------------------------------------------------------
                                                                  Principal
Description                                                          Amount              Value
----------------------------------------------------------------------------------------------

TAX-FREE INTERMEDIATE BOND Fund
MUNICIPAL BONDS   97.79%
ALASKA   6.99%
Alaska Indl Dev & Export Auth, Ref Revolving Fund,
 Series 1994A, Lots 1-29, 5.700%, 4/1/2004                   $      180,000     $      192,451
Municipality of Anchorage, Alaska,
 Gen Oblig Ref, Gen Purpose, 1993 Series B,
 4.900%, 8/1/2003                                                    25,000             25,759
  Port Rev Ref, 1995, 6.000%, 2/1/2004                              150,000            162,240
                                                                                --------------
                                                                                       380,450
CALIFORNIA   5.11%                                                              --------------
California, Various Purpose Gen Oblig, Series 1992,
 6.300%, 9/1/2008                                                   150,000            172,936
Monterey Cnty Pub Wks Brd, California
 (Dept of Corrections (Soledad II)),
 Lease Rev Ref, 1996 Series D,
   5.375%, 11/1/2011                                                100,000            105,337
                                                                                --------------
                                                                                       278,273

                                                                                --------------
COLORADO    6.88%
Arapahoe Cnty Pub Hwy Auth, Colorado (E-470 Proj),
 Cap Impt Trust Fund, Hwy Rev, Veh Regn Fee,
   5.300%, 8/31/2006                                                200,000            211,816
Montrose Cnty Bldg Auth, Colorado,
 Ctfs of Participation, 6.350%, 6/15/2006                           150,000            162,753
                                                                                --------------
                                                                                       374,569
                                                                                --------------
DISTRICT OF COLUMBIA   0.47%
District of Columbia, Gen Oblig Ref,
 Series 1994A-3, 5.200%, 6/1/2003                                    25,000             25,588
FLORIDA   5.58%                                                                 --------------
Dade Cnty, Florida, Solid Waste System Rev Ref,
 Special Ltd Oblig, Series 1996, 6.000%,
 10/1/2006                                                          200,000            222,392
Miami Beach Redev Agency, Florida
 (City Ctr/Historic Convention Village),
 Tax Increment Rev,
   Series 1993, 5.100%, 12/1/2003                                    80,000             81,448
                                                                                --------------
                                                                                       303,840
                                                                                --------------

GEORGIA   0.56%
Muni Elec Auth of Georgia, Pwr Rev, Series CC,
 4.500%, 1/1/2002                                                    30,000             30,240
ILLINOIS    6.62%                                                               --------------
Illinois, Gen Oblig, Series 1995, 5.125%,
 12/1/2005                                                          125,000            131,155

Illinois Hlth Facils Auth (Ancilla Systems
 Obligated Group), Rev Ref, Series 1997A,
  4.900%, 7/1/2008                                                  150,000            153,381
Illinois Hsg Dev Auth, Hsg Dev Rev,
 1993 Series A, 5.000%, 1/1/2001                                     15,000             15,143
Illinois Toll Hwy Auth, Toll Hwy Ref Rev,
 1993 Series A, 4.700%, 1/1/2001                                     60,000             60,757
                                                                                 -------------
                                                                                       360,436
                                                                                 -------------
LOUISIANA   3.16%
Louisiana Pub Facils Auth, Student Ln Rev,
 Series 1992A-1, 6.200%, 3/1/2001                                   165,000            172,179
MASSACHUSETTS   2.29%                                                            -------------
Massachusetts Bay Transn Auth, Gen Transn System,
 1997 Series B, 5.000%, 3/1/2007                                    100,000            103,710
Massachusetts Muni Wholesale Elec, Pwr Supply
 System Rev, 1992 Series B, 6.375%, 7/1/2001                         20,000             21,128
                                                                                 -------------
                                                                                       124,838
                                                                                 -------------
MICHIGAN    3.83%
Michigan, Comprehensive Transn Ref, Series 1992B,
 5.750%, 5/15/2011                                                  200,000            208,176
MONTANA   4.66%                                                                  -------------
Forsyth, Montana (Portland Gen Elec Proj), VR,
 PCR Ref, Series 1998B, 4.750%, 5/1/2033                            250,000            253,325
NEVADA    6.66%                                                                  -------------
Nevada Hsg Div (Single Family Prog),
 Sr Rev, 1994 Issue B-1, 5.900%, 4/1/2003                           120,000            127,469
Nevada (Nevada Muni Bank Proj #65 & #R-6),
 Gen Oblig Ltd Tax, Series 1998, 6.750%,
 5/15/2008                                                          200,000            234,898
                                                                                 -------------
                                                                                       362,367
                                                                                 -------------
NEW HAMPSHIRE   3.79%
New Hampshire Hsg Fin Auth, Single Family
 Residential Mtg, 1994 Series D, 5.850%,
 1/1/2001                                                           200,000            206,472
OHIO    3.99%                                                                   --------------
Ohio Bldg Auth, State Correctional Facils Ref,
 1994 Series A, 4.600%, 10/1/2003                                    50,000             50,937
Ohio Bldg Auth (Admin Bldg Fund Proj),
 State Facils, 1995 Series A, 6.000%,
 10/1/2006                                                          150,000            166,341
                                                                                --------------
                                                                                       217,278
                                                                                --------------


PENNSYLVANIA   5.12%
Philadelphia, Pennsylvania, Wtr & Wastewtr Rev,
 Series 1995, 6.750%, 8/1/2005                                      150,000            171,219
Univ of Pittsburgh -- Of the Commonwealth System
 of Higher Ed, Pennsylvania, Univ Ref,
  1997 Series B 1997, 5.500%, 6/1/2007                              100,000            107,291
                                                                                --------------
                                                                                       278,510
                                                                                --------------
SOUTH DAKOTA   4.75%
South Dakota Student Ln Fin, Student Ln Rev,
 Series 1994-A, 5.850%, 8/1/2000                                    250,000            258,335
TEXAS    8.04%                                                                  --------------
Harris Cnty, Texas, Toll Road Unltd Tax &
 Sub Lien Rev, Series 1994A, 6.500%, 8/15/2013                      200,000            234,318
Katy Independent School Dist, Texas (Fort Bend,
 Harris & Waller Counties), Limited Tax School Bldg,
   Series 1996, 7.500%, 2/15/2006                                   150,000            177,721
Trinity River Indl Dev Auth, Texas (Intl Paper Proj),
 Rev Ref, 1993 Series, 4.900%, 12/1/2002                             25,000             25,604
                                                                                --------------
                                                                                       437,643
                                                                                --------------
VIRGINIA    6.26%
Rivanna Wtr & Swr Auth, Virginia, Regl Wtr &
 Swr System Rev Ref, Series of 1993, 4.500%,
 10/1/2000                                                           50,000             50,677
Southeastern Pub Svc Auth, Virginia, Regl Solid
 Waste System, Sr Rev Ref, Series 1993A,
   5.150%, 7/1/2009                                                 100,000            105,371
Virgina Pub School Auth, School Fing & Ref,
 Series 1998A, 5.250%, 8/1/2009                                     175,000            184,555
                                                                                --------------
                                                                                       340,603
                                                                                --------------
WASHINGTON   7.10%
Thurston Cnty, Washington (North Thurston School
 Dist #3), Unltd Tax Gen Oblig, 1992,
   6.500%, 12/1/2009                                                200,000            217,384
Washington Hlth Care Facils (Catholic Hlth
 Initiatives), Rev, Series 1997A, 5.100%,
 12/1/2009                                                          100,000            102,924
Wenatchee, Washington, Wtr & Swr Rev Ref,
 1994, 4.600%, 12/1/2002                                             65,000             66,266
                                                                                --------------
                                                                                       386,574
                                                                                --------------


WISCONSIN   2.10%
Merrill Area Common Pub School Dist, Wisconsin
 (Lincoln, Langlande & Marathon Cntys),
  Gen Oblig Ref, Series 1998, 6.500%, 4/1/2007                      100,000            114,259
WYOMING   3.83%                                                                 --------------
Platte Cnty, Wyoming (Basin Elec Power Cooperative
 -- Laramie River Station Proj), PCR Ref,
   Series 1994, 5.100%, 1/1/2008                                    200,000            208,146
TOTAL MUNICIPAL BONDS                                                           --------------
  (Cost $5,165,401)                                                                  5,322,101
                                                                                --------------
SHORT-TERM  INVESTMENTS  -- MUNICIPAL  NOTES 2.21%
TENNESSEE  0.37%  Knoxville,
Tennessee, Wtr Rev Ref & Impt,
 Series M-1993, 4.500%, 3/1/1999                                     20,000             20,091
TEXAS    1.84%
Lone Star Airport Imp Auth, Texas (American
 Airlines Proj), AR, Multi-Mode Demand Rev,
  Series B-3, 4.000%, 12/1/2014                                     100,000            100,000
                                                                                --------------
TOTAL MUNICIPAL SHORT-TERM NOTES
  (Cost $120,011)                                                                      120,091
                                                                                --------------
TOTAL INVESTMENT SECURITIES AT VALUE   100.00%
  (Cost $5,285,412#)                                                            $    5,442,192
                                                                                ==============


TAX-FREE LONG-TERM BOND Fund
MUNICIPAL BONDS   90.86%
ALASKA   0.19%
Alaska Hsg Fin (Veterans Mtg Prog),
 Collateralized Gen Oblig, 1990 First Series,
 7.500%, 12/1/2030                                           $      400,000     $      420,504
ARIZONA   0.47%                                                                 --------------
Arizona Edl Ln Mktng, 1992 Edl Ln Rev, Series B,
 7.000%, 3/1/2005                                                 1,000,000          1,072,890
ARKANSAS   3.52%                                                                --------------
Little River Cnty, Arkansas (Georgia
-Pacific Proj), Ref Rev, Series 1998, 5.600%,
 10/1/2026                                                        8,000,000          8,009,040
CALIFORNIA    0.99%                                                             --------------
Big Bear Lake Dept of Wtr & Pwr, California,
 Wtr Rev Ref, Series 1996, 6.000%, 4/1/2022                       2,000,000          2,249,400
COLORADO   3.48%                                                                --------------
Denver City & Cnty, Colorado, Gen Oblig Ref,
 Series 1998A, 5.250%, 8/1/2006                                   5,000,000          5,286,600
Denver Hlth & Hosp Auth, Colorado, Hlthcare
 Rev, Series 1998A, 5.125%, 12/1/2005                             1,205,000          1,226,148
Fountain Valley Auth, Colorado, Wtr Treatment
 Ref Rev, Series 1991, 6.800%, 12/1/2019                          1,140,000          1,224,976
Montrose Cnty Bldg Auth, Colorado, Ctfs of
 Participation, 6.350%, 6/15/2006                                   150,000            162,753
                                                                                --------------
                                                                                     7,900,477
                                                                                --------------

FLORIDA   2.37%
Dade Cnty Pub Impt, Florida, Gen Oblig, Series H,
 6.700%, 6/1/2003                                                 3,000,000          3,332,820
Greater Orlando Aviation Auth, Florida, Airport
 Facils Rev, Series 1988, 8.375%, 10/1/2016                         490,000            504,979

Hillsborough Cnty Aviation Auth, Florida
 (Tampa Intl Airport), Rev Ref,
  1997 Series B, 5.125%, 10/1/2017                                1,545,000          1,545,989
                                                                                --------------
                                                                                     5,383,788
                                                                                --------------
GEORGIA   2.32%
Atlanta, Georgia, Airport Facils Rev,
 Series 1990, 7.250%, 1/1/2017                                    2,000,000          2,160,840
Atlanta, Georgia (Delta Air Lines Proj),
 Special Purpose Facils Rev, Series 1989B,
 7.400%, 12/1/1999                                                3,000,000          3,114,720
                                                                                --------------
                                                                                     5,275,560
                                                                                --------------
HAWAII   3.78%
Hawaii, Gen Oblig, 1998 Series CR, 5.500%,
 4/1/2007+                                                        8,000,000          8,579,920
ILLINOIS   7.76%                                                                --------------
Boone, McHenry & DeKalb Cntys, Illinois
 (Cmnty Unit School Dist #100 (Belvidere)),
 Gen Oblig,   Series 1997, Cap Appreciation,
 12/1/2008                                                        1,005,000            621,110
Chicago, Illinois, Gen Oblig, Ref, Series
 1993B, 5.125%, 1/1/2022                                          2,465,000          2,460,218
Chicago, Illinois, Wastewtr Transmission Rev,
 Series 1995, 5.125%, 1/1/2025+                                  10,000,000          9,851,900
Chicago, Illinois (Peoples Gas Light & Coke),
 1st & Ref Mtg, Series CC, Medium-Term Notes,
   6.875%, 3/1/2015                                               2,875,000          3,150,252
Illinois Dev Fin Auth (Catholic Charities Hsg
 Dev Proj), Rev, Series 1995, 6.350%, 1/1/2025                    1,500,000          1,558,755
                                                                                --------------
                                                                                    17,642,235
                                                                                --------------
INDIANA   12.40%
DeKalb Cnty Redev Auth, Indiana (Mini-Mill Loc
 Pub Impt Proj), Rev, Series A 1995,
   6.500%, 1/15/2014                                                900,000            992,106
Hamilton Cnty Pub Bldg, Indiana (Hamilton Cnty),
 1st Mtg Ref, Series B, 6.250%, 1/20/2013                         4,300,000          4,694,912
Indiana Transn Fin Auth, Airport Facils Lease
 Rev, Series A, 6.750%, 11/1/2011                                 1,500,000          1,679,685
Indianapolis Airport Auth, Indiana, Rev,
 Series 1988, 8.400%, 7/1/2008                                    2,000,000          2,040,000



Indianapolis Loc Pub Impt Bank, Indiana,
 Impt Rev, Series 1991C, 6.700%, 1/1/2017                         3,750,000          4,126,200
Petersburg, Indiana (Indianapolis Pwr & Light
 Proj), PCR Ref, Series 1993B, 5.400%, 8/1/2017                   9,850,000         10,280,839
Warren Township School Bldg, Indiana
 (Marion Cnty), 1st Mtg Ref, Series 1998,
   5.500%, 1/5/2006                                               2,020,000          2,156,734
   5.500%, 7/5/2006                                               2,075,000          2,223,425
                                                                                --------------
                                                                                    28,193,901
                                                                                --------------
MARYLAND   1.57%
Maryland Transn Dept, Cons Transn Ref,
 Series 1998, 5.500%, 9/1/2006                                    3,315,000          3,562,896
MASSACHUSETTS    7.19%                                                          --------------
Boston Wtr & Swr Commn, Massachusetts,
 Gen Rev, 1993 Sr Series A, 5.250%,
 11/1/2019+                                                       5,385,000          5,581,929
Commonwealth of Massachusetts, Gen Oblig,
 Cons Ln of 1992, Series D, 8.000%, 5/1/2006+                     5,000,000          6,192,000
Massachusetts Hlth & Edl Facils Auth
 (Cooley Dickinson & Mary Hitchcock Mem Hosps),
 Rev, Series 1995B, 5.500%, 11/15/2018                            3,500,000          3,595,900
Massachusetts Indl Fin Agency (Merrimack
 College), Rev, Series 1997, 5.000%, 7/1/2027                     1,000,000            971,880
                                                                                --------------
                                                                                    16,341,709
                                                                                --------------
MISSISSIPPI   3.13%
Claiborne Cnty, Mississippi (System Energy
 Resources Proj), PCR, Series A, 9.500%,
 12/1/2013                                                          750,000            785,992
Mississippi (Mississippi Gaming Cntys Hwy
 Impts Proj), Gen Oblig, Series A, 5.500%,
 7/1/2008                                                         5,865,000          6,330,094
                                                                                --------------
                                                                                     7,116,086
                                                                                --------------
MISSOURI   2.12%
Missouri Hlth & Edl Facils Auth (Christian
 Hlth Svcs Dev-Christian Hosp Northeast-Northwest),
   FDR, Series A 1989, 5.000%, 6/1/2005                          4,670,000           4,826,398
MONTANA   4.35%                                                                 --------------
Forsyth, Montana (Portland Gen Elec Proj),
 VR, PCR Ref, Series 1998B, 4.750%, 5/1/2033                     9,750,000           9,879,675
NEVADA   2.63%                                                                  --------------
Nevada (Nevada Muni Bd Bank Projs #66 & #67),
 Gen Oblig Ltd Tax, Series July 1, 1998A, 5.500%,
    5/15/2007                                                     5,580,000          5,984,996
NEW HAMPSHIRE    0.38%                                                          --------------
New Hampshire Hsg Fin Auth, Single Family
 Residential Mtg, 1994 Series D, 6.850%,
 7/1/2006                                                           810,000            870,450
                                                                                --------------


NEW JERSEY    0.48%
New Jersey Hlth Care Facils Fing Auth
 (Kennedy Hlth System Obligated Group),
 Rev Ref, Series 1997B,   5.750%, 7/1/2008                        1,000,000          1,099,240
NEW MEXICO    2.40%                                                             --------------
Los Alamos Cnty, New Mexico, Util System Rev,
 Series 1994A, 6.000%, 7/1/2009                                   5,000,000          5,454,550
NEW YORK   6.96%                                                                --------------
New York, New York, Gen Oblig, Series F, 5.000%,
 8/1/2023                                                         2,000,000          1,922,760
New York & New Jersey Port Auth, Consolidated
 Gen Oblig, Rev, Ninety-Third Series, 6.125%,
 6/1/2094                                                         5,250,000          6,020,280
New York Pwr Auth, Gen Purpose Ref, Series CC,
 4.900%, 1/1/2006                                                 2,760,000          2,884,034
Triborough Bridge & Tunnel Auth, New York,
 Gen Purpose Rev,   Series 1993B, 5.000%,
 1/1/2020                                                         1,935,000          1,924,977
  Series Y, 5.500%, 1/1/2017                                      2,900,000          3,059,152
                                                                                --------------
                                                                                    15,811,203
                                                                                --------------
NORTH CAROLINA    0.22%
North Carolina Eastern Muni Pwr Agency,
 Pwr System Rev Ref, Series 1993C, 5.000%,
 1/1/2002                                                           500,000            506,530
NORTH DAKOTA    0.77%                                                           --------------
Grand Forks, North Dakota (Altru Hlth System
 Oblig Group), Hlth Care System Rev, Series 1997,
   5.600%, 8/15/2017                                              1,675,000          1,744,596
OHIO   3.69%                                                                    --------------
Ohio (Major New State Infrastructure Proj),
 Rev, Series 1998-1, 5.000%, 12/15/2006                           8,060,000          8,393,362
RHODE ISLAND    0.74%                                                           --------------
Rhode Island Depositors Econ Protection,
 Special Oblig, 1992 Series A, 6.950%, 8/1/2022                   1,500,000          1,682,895
SOUTH CAROLINA    2.25%                                                         --------------
South Carolina Ports Auth, Rev, Series 1998,
 5.000%, 7/1/2017                                                 5,250,000          5,105,258
TENNESSEE   1.92%                                                               --------------
Shelby Cnty Hlth, Edl, & Hsg Facil Brd,
 Tennessee (Methodist Hlthcare), Hosp Rev,
 Series 1998,   5.500%, 4/1/2008                                  4,075,000          4,354,790
TEXAS    3.66%                                                                  --------------
Austin, Texas, Combined Util Systems, Rev Ref,
 Series 1992, Cap Appreciation, 11/15/2011                        1,400,000            726,782
Austin, Texas, Wtr, Swr & Elec Ref Rev,
 Series 1982, 14.000%, 11/15/2001                                   455,000            537,479
Galena Park Independent School Dist, Texas
 (Harris Cnty), Unltd Tax School Bldg & Ref,
  Series 1996, Cap Appreciation, 8/15/2023                        3,220,000            855,490



Harris Cnty, Texas, Toll Road Unltd Tax & Sub
 Lien Rev, Series 1994A, 6.500%, 8/15/2013                          300,000            351,477
Texas Muni Pwr Agency, Ref Rev, Series 1989,
 Cap Appreciation, 9/1/2010                                       6,650,000          3,706,112
Texas Pub Fin Auth, Gen Oblig Ref, Series 1997,
 5.500%, 10/1/2006                                                2,000,000          2,147,960
                                                                                --------------
                                                                                     8,325,300
                                                                                --------------
UTAH   0.65%
Utah Hsg Fin Agency (Federally Insured or
 Gtd Mtg Lns), Single Family Mtg, 1994 Issue
 D-1 Term Mezzanine, 6.450%, 7/1/2011                             1,375,000          1,465,860
                                                                                --------------
VERMONT   0.48%
Vermont Hsg Fin Agency, Single Family Hsg Rev,
 Series 5, 6.875%, 11/1/2016                                      1,000,000          1,085,830
VIRGINIA   4.84%                                                                --------------
Norfolk, Virginia, Gen Oblig Cap Impt & Ref,
 Series 1998, 5.000%, 7/1/2008                                    8,585,000          8,895,434
Virginia Pub School Auth, School Fing & Ref,
 Series 1998 A, 5.250%, 8/1/2007                                  2,000,000          2,108,120
                                                                                --------------
                                                                                    11,003,554
                                                                                --------------
WASHINGTON    2.46%
Grant Cnty Pub Util Dist #2, Washington,
 Hydroelectric Dev Rev, Second Series 1990,
   (Priest Rapids), 7.700%, 1/1/2018                              3,000,000          3,182,340
  (Wanapum), 7.700%, 1/1/2018                                     1,050,000          1,113,819
Thurston Cnty, Washington (North Thurston
 School Dist #3), Unlimited Tax Gen Oblig,
 6.500%, 12/1/2009                                                1,200,000          1,304,304
                                                                                --------------
                                                                                     5,600,463
                                                                                --------------
WISCONSIN   0.69%
Adams Cnty, Wisconsin (Adams-Friendship
 School Dist), Gen Oblig Ref, 6.500%,
 4/1/2015                                                         1,340,000          1,577,743
TOTAL MUNICIPAL BONDS                                                           --------------
  (Cost $197,604,453)                                                              206,521,099
                                                                                --------------
SHORT-TERM INVESTMENTS -- MUNICIPAL NOTES
   9.14%
CALIFORNIA    1.02%
Los Angeles Regl Airports Impt, California
 (American Airlines/Los Angeles Intl Airport),
 AR, Facils Sublease FDR, Issue 1984, Series LAX 2,
 4.000%, 12/1/2025                                                2,320,000          2,320,000
ILLINOIS   1.23%                                                                --------------
Chicago, Illinois (American Airlines Proj),
 DATES, O'Hare Intl Airport Special Facil Rev,
   Series 1983C, 4.000%, 12/1/2017                                2,800,000          2,800,000
                                                                                --------------



INDIANA   0.44%
Sullivan Cnty Indl Dev Brd, Indiana (Mead Proj),
 DATES, PCR Ref, Series 1986, 3.950%,
 10/1/2016                                                        1,000,000          1,000,000
IOWA   1.19%                                                                    --------------
Iowa Fin Auth (Burlington Med Ctr), ARD, Rev,
 Series 1997, 3.650%, 6/1/2027                                    2,700,000          2,700,000
LOUISIANA   1.17%
East Baton Rouge Parish, Louisiana
 (Georgia-Pacific Proj), AR, 7&7 PCR, Series 1984,
   4.000%, 11/1/2019                                              2,650,000          2,650,000
MICHIGAN   1.10%                                                                --------------
Delta Cnty Econ Dev, Michigan (Mead-Escanaba
 Paper), ATS, Environmental Impt Rev Ref,
 Series D,   4.000%, 12/1/2023                                    2,500,000          2,500,000
NEW YORK   0.84%                                                                --------------
New York Muni Wtr Fin Auth, New York, AR,
 Wtr & Swr System Rev, 1994 Series C,
  4.000%, 6/15/2022~                                              1,900,000          1,900,000
NORTH CAROLINA    0.44%                                                         --------------
North Carolina Med Care Commn (Pooled Fing
 Proj), ACES, Hosp Rev, Series 1991B,
  4.100%, 10/1/2013~                                              1,000,000          1,000,000
OREGON   0.18%                                                                  --------------
Port Portland, Oregon (Reynolds Metals Proj),
 DATES, PCR Ref, Series 1985, 4.000%, 12/1/2009                     400,000            400,000
TEXAS    1.27%                                                                  --------------
Lone Star Airport Impt Auth, Texas (American
 Airlines Proj), MAVRIC, 4.000%, 12/1/2014
  Series B-2                                                      1,000,000          1,000,000
  Series B-3                                                        600,000            600,000
  Series B-4                                                      1,000,000          1,000,000
North Cent Texas Hlth Facils Dev (Presbyterian
 Med Ctr Proj), DATES, Hosp Rev, Series 1985D,
   4.000%, 12/1/2015                                                300,000            300,000
                                                                                --------------
                                                                                     2,900,000
                                                                                --------------
WASHINGTON    0.26%
Washington Hlth Care Facils Auth (Fred Hutchinson
 Cancer Research Ctr, Seattle), VRD, Rev,
  Series 1996, 3.750%, 1/1/2023~                                   600,000             600,000
TOTAL MUNICIPAL SHORT-TERM NOTES
  (Cost $20,770,000)                                                                20,770,000
                                                                                --------------
TOTAL INVESTMENT SECURITIES AT VALUE
  100.00% (Cost $218,374,453#)                                                  $  227,291,099
                                                                                ==============

The  following  abbreviations  may be used in portfolio  descriptions:
A/FR*           -- Adjustable/Fixed Rate
ACES*           -- Adjustable Convertible Extendable Securitites
AR*             -- Adjustable  Rate
ARD*            -- Adjustable  Rate Demand
ATS*            -- Adjustable  Tender Securities
DATES*          -- Daily  Adjustable  Tax-Exempt  Securities
FDR*            -- Flexible Demand  Revenue
FR              -- Fixed Rate
F/FR            -- Floating/Fixed Rate
FRD*            -- Floating Rate Demand
IDR             -- Industrial  Development  Revenue
MAVRIC*         -- Multi-Mode  and Variable Rate Investment  Certificates
PCR             -- Pollution  Control Revenue
RAC             -- Revenue Anticipaton Certificates
TEAMS*          -- Tax-Exempt Adjustable Mode Securities
TECP            -- Tax-Exempt Commercial Paper
TRAN            -- Tax & Revenue Anticipation Notes
UPDATES*        -- Unit Price Demand Tax-Exempt Securities
VR*             -- Variable Rate
VRD*            -- Variable Rate Demand

*     Rate is subject to change.  Rate shown reflects current rate.

~ All securities with a maturity date greater than one year have either a variable rate, demand feature, optional or mandatory put resulting in an effective maturity of one year or less. Rate shown reflects current rate.

#     Also represents cost for income tax purposes.

+     Security has been designated as collateral for when-issued securities.

~~    Security is a when-issued security.

See Notes to Financial Statements

INVESCO Tax-Free Income Funds, Inc.
Statement of Assets and Liabilities
June 30, 1998

                                                                 Tax-Free             Tax-Free
                                                              Intermediate           Long-Term
                                                                Bond Fund            Bond Fund
                                                            -------------------------------------

ASSETS
Investment Securities:
  At Cost                                                   $     5,285,412       $  218,374,453
                                                            ====================================
  At Value                                                  $     5,442,192       $  227,291,099
Cash                                                                 91,630               26,896
Receivables:
  Investment Securities Sold                                              0               41,362
  Fund Shares Sold                                                      350               14,603
  Interest                                                           85,244            2,906,073
Prepaid Expenses and Other Assets                                    83,817              311,434
                                                            ------------------------------------
TOTAL ASSETS                                                      5,703,233          230,591,467
                                                            ------------------------------------
LIABILITIES
Payables:
  Distributions to Shareholders                                       2,440              190,566
  Investment Securities Purchased                                         0           18,701,023
  Fund Shares Repurchased                                            20,467               33,447
Accrued Distribution Expenses                                         1,160               43,752
Accrued Expenses and Other Payables                                   5,063              151,533
                                                            ------------------------------------
TOTAL LIABILITIES                                                    29,130           19,120,321
                                                            ------------------------------------
Net Assets at Value                                         $     5,674,103       $  211,471,146
                                                            ====================================
NET ASSETS
Paid-in Capital*                                            $     5,639,248       $  198,338,509
Accumulated Undistributed Net Investment Income                           0                2,750
Accumulated Undistributed Net Realized Gain
 (Loss) on Investment
 Securities and Futures Contracts                                 (121,925)            4,213,241
Net Appreciation of Investment Securities                           156,780            8,916,646
                                                            ------------------------------------
Net Assets at Value                                         $     5,674,103       $  211,471,146
                                                            ====================================
Shares Outstanding                                                  562,481           13,585,358
Net Asset Value, Offering and Redemption
  Price per Share                                                   $ 10.09               $15.57
                                                            ====================================

* The Fund has 500 million authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to each individual Fund.
See Notes to Financial Statements

INVESCO Tax-Free Income Funds, Inc.
Statement of Operations
Year Ended June 30, 1998

                                                                   Tax-Free           Tax-Free
                                                               Intermediate          Long-Term
                                                                  Bond Fund          Bond Fund
                                                            -------------------------------------

INVESTMENT INCOME
INTEREST INCOME                                             $       238,028       $   10,794,307
                                                            -------------------------------------
EXPENSES
Investment Advisory Fees                                             24,470            1,195,773
Distribution Expenses                                                12,235              543,533
Transfer Agent Fees                                                  13,636              266,096
Administrative Fees                                                  10,734               42,612
Custodian Fees and Expenses                                           2,247               31,241
Directors' Fees and Expenses                                          9,262               21,545
Pricing Expenses                                                      6,705               22,707
Professional Fees and Expenses                                       12,144               33,468
Registration Fees and Expenses                                       25,909               46,453
Reports to Shareholders                                               1,397               33,149
Other Expenses                                                          840               19,448
                                                            -------------------------------------
  TOTAL EXPENSES                                                    119,579            2,256,025
  Fees and Expenses Absorbed by Investment Adviser                                       (73,213)
       (282,742)
  Fees and Expenses Paid Indirectly                                  (2,247)             (15,801)
                                                            -------------------------------------
     NET EXPENSES                                                    44,119            1,957,482
                                                            -------------------------------------
NET INVESTMENT INCOME                                               193,909            8,836,825
                                                            -------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities                                              26,299            6,530,889
  Futures Contracts                                                 (24,571)          (2,797,579)
                                                             ------------------------------------
     Total Net Realized Gain                                          1,728            3,733,310
                                                             ------------------------------------
Change in Net Appreciation of:
  Investment Securities                                              86,090            1,367,788
  Futures Contracts                                                   2,528              575,375
                                                            -------------------------------------
     Total Net Appreciation                                          88,618            1,943,163
                                                            -------------------------------------
NET GAIN ON INVESTMENT SECURITIES                                    90,346            5,676,473
                                                            -------------------------------------
Net Increase in Net Assets from Operations                  $       284,255     $     14,513,298
                                                            =====================================

See Notes to Financial Statements

INVESCO Tax-Free Income Funds, Inc.
Statement of Changes in Net Assets
Year Ended June 30

                                             Tax-Free                     Tax-Free
                                           Intermediate                  Long-Term
                                            Bond Fund                    Bond Fund
                                    -----------------------     ----------------------------
                                       1998         1997           1998           1997

OPERATIONS
Net Investment Income               $ 193,909    $ 197,614      $ 8,836,825   $  10,134,067
Net Realized Gain on Investment
 Securities and Futures Contracts       1,728       13,442        3,733,310       2,193,157
Change in Net Appreciation of
 Investment Securities
   and Futures Contracts               88,618       58,250        1,943,163       3,362,194
                                    -----------------------     ----------------------------
NET INCREASE IN NET ASSETS FROM
 OPERATIONS                           284,255      269,306        14,513,298     15,689,418
                                    -----------------------     ----------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                (193,909)    (196,923)       (8,836,825)   (10,134,067)
In Excess of Net Investment
 Income                                     0            0                 0       (162,831)
Net Realized Gain on Investment
 Securities and Futures Contracts           0            0        (2,405,462)    (3,483,894)
                                    -----------------------    -----------------------------
TOTAL DISTRIBUTIONS                  (193,909)    (196,923)      (11,242,287)   (13,780,792)
                                    -----------------------    -----------------------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares       5,522,747    2,844,291        73,871,498     43,699,898
Reinvestment of Distributions         168,131      177,460         8,527,627     10,702,228
                                    -----------------------     ----------------------------
                                    5,690,878    3,021,751        82,399,125     54,402,126
Amounts Paid for Repurchases
 of Shares                         (4,752,570)  (3,445,709)      (94,609,312)   (86,790,488)
                                  -------------------------     ----------------------------
NET INCREASE (DECREASE)
 IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS        938,308     (423,958)      (12,210,187)   (32,388,362)
                                  -------------------------     ----------------------------
Total Increase (Decrease)
 in Net Assets                      1,028,654     (351,575)       (8,939,176)   (30,479,736)
NET ASSETS
Beginning of Period                 4,645,449    4,997,024       220,410,322    250,890,058
                                  -------------------------     ----------------------------
End of Period                      $5,674,103   $4,645,449     $ 211,471,146   $220,410,322
                                  =========================    =============================
Accumulated Undistributed Net
 Investment Income Included in
    Net Assets at End of Period             0            0             2,750              0

                  -------------------------------------------------------------



FUND SHARE TRANSACTIONS
Shares Sold                           549,380      288,509         4,748,107      2,869,165
Shares Issued from Reinvestment
 of Distributions                      16,728       18,030           546,335        703,719
                                  -------------------------    -----------------------------
                                      566,108      306,539         5,294,442      3,572,884
Shares Repurchased                   (472,908)    (350,074)       (6,077,593)    (5,711,420)
                                  -------------------------    -----------------------------
Net Increase (Decrease) in
 Fund Shares                           93,200      (43,535)         (783,151)    (2,138,536)
                                  =========================    =============================
See Notes to Financial Statements


INVESCO Tax-Free Income Funds, Inc.
Notes to Financial Statements

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Tax-Free Income Funds, Inc. (the "Fund") is incorporated in Maryland and presently consists of two separate Funds: Tax-Free Intermediate Bond Fund and Tax-Free Long-Term Bond Fund. The investment objective of each Fund is to seek as high a level of current income exempt from federal income taxes as is consistent with preservation of capital. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.
   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- The Fund values municipal securities (including commitments to purchase such securities on a when-issued basis) on the basis of prices provided by a pricing service approved by the Fund's board of directors which, in determining values, uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Under these procedures, municipal securities are valued based upon market quotations, if available.
         If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.
         Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

B. FUTURES CONTRACTS -- The Fund may enter into futures contracts for hedging or other non-speculative purposes. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as may be required by the exchanges on which the transaction is affected. Pursuant to the contracts, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as variation margin receivable or payable on futures contracts. During the period the futures contracts are open, changes in the value of the contracts are recognized on a daily basis to reflect the market value of the contracts at the end of each day's trading and are recorded as unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund's use of futures contracts may subject it to certain risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying a futures contract and the asset being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful and result in losses. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold.

C. WHEN-ISSUED SECURITIES -- When-issued securities held by the Fund are fully collateralized by other securities which are notated in the Statement of Investment Securities. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the when-issued securities.

D. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Securities purchased or sold on a when- issued or delayed-delivery basis may be settled a month or more after trade date. Interest income, which may be comprised of stated coupon rate, market discount, amortized premium and original issue discount, is recorded on the accrual basis. The Fund amortizes discounts and premiums paid on purchases of securities as adjustments to interest income. Cost is determined on the specific identification basis.

E. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. At June 30, 1998, Tax-Free Intermediate Bond Fund had $121,925 in net capital loss carryovers which expire in the year 2003.
         Net capital loss carryovers utilized in 1998 by Tax-Free Intermediate Bond Fund amounted to $4,256.
         To the extent future capital gains are offset by capital loss carryovers and deferred post-October 31 losses, such gains will not be distributed to shareholders.
         Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended June 30, 1998, 99.83% and 91.34% were exempt from federal income taxes for Tax-Free Intermediate Bond and Tax- Free Long-Term Bond Funds, respectively.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- All of the Fund's net investment income is distributed to shareholders by dividends declared daily and paid monthly. Income dividends are reinvested at the month-end net asset value. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for market discounts, amortized premiums, net operating losses and expired capital loss carryforwards. For the year ended June 30, 1998, Tax-Free Long-Term Bond Fund reclassified $2,750 from paid-in capital to accumulated undistributed net investment income. Net investment income, net realized gains and net assets were not affected.

G. EXPENSES -- Each of the Funds bears expenses incurred specifically on its behalf and, in addition, each Fund bears a portion of general expenses, based on the relative net assets of each Fund.
         Under an agreement between each Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT  ADVISORY AND OTHER  AGREEMENTS.  INVESCO Funds Group,
Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of each Fund's average net assets as follows:


                                                  AVERAGE NET ASSETS
                                      ------------------------------------------
                                       $0 to         $300 Million        Over
                                       $300            to $500           $500
Fund                                  Million          Million          Million
--------------------------------------------------------------------------------
Tax-Free Intermediate Bond Fund       0.50%            0.40%             0.30%
Tax-Free Long-Term Bond Fund          0.55%            0.45%             0.35%

   In accordance with a Sub-Advisory Agreement between IFG and INVESCO Trust Company ("ITC"), a wholly owned subsidiary of IFG, investment decisions of each Fund were made by ITC. Fees for such sub-advisory services were paid by IFG. Effective February 4, 1998, such responsibilities were transfered to IFG.
   In accordance with an Administrative Agreement, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services.
The fee is accrued daily and paid monthly.
   IFG receives a transfer agent fee at an annual rate of $26.00 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.
   A plan of  distribution  pursuant  to Rule  12b-1  of the  Act  provides  for compensation of marketing and advertising expenditures to IFG (the "Distributor") to a maximum of 0.25% of annual average net assets. For the year ended June 30, 1998, Tax-Free Intermediate Bond and Tax-Free Long-Term Bond Funds paid the Distributor $11,981 and $543,760, respectively, under the plan of distribution. Effective September 29, 1997, INVESCO Distributors, Inc., ("IDI") a wholly owned subsidiary of IFG, replaced IFG as distributor.
   IFG has voluntarily agreed, in some instances, to absorb certain fees and expenses incurred by each Fund.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES.  For the year ended
June 30, 1998, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

Fund                                  Purchases                        Sales
--------------------------------------------------------------------------------
Tax-Free Intermediate Bond Fund      $ 2,468,996                   $  1,451,275
Tax-Free Long-Term Bond Fund         331,866,941                    311,115,154

   There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At June 30, 1998, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting net appreciation by Fund were as follows:

                                     Gross             Gross           Net
Fund                             Appreciation      Depreciation    Appreciation
--------------------------------------------------------------------------------
Tax-Free Intermediate Bond Fund  $  158,731         $  1,951      $   156,780
Tax-Free Long-Term Bond Fund      8,995,876           79,230        8,916,646

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG or IDI.
   The Fund has adopted an unfunded deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate of 40% of the retainer fee at the time of retirement. As of July 1, 1998, benefits will be based on an annual rate of 50% of the sum of the retainer fee at the time of retirement plus the annual meeting fee.
   Pension expenses for the year ended June 30, 1998, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                     Unfunded
                                     Pension          Accrued        Pension
Fund                                 Expenses      Pension Costs    Liability
--------------------------------------------------------------------------------
Tax-Free Intermediate Bond Fund      $   83         $    67          $   263
Tax-Free Long-Term Bond Fund          4,088          13,207           29,358

NOTE 6 -- LINE OF CREDIT. Each Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the Net Assets at Value of each respective Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At June 30, 1998, there were no such borrowings.

INVESCO Tax-Free Income Funds, Inc.
Financial Highlights
(For a Fund Share Outstanding Throughout Each Period)

                                                                                     Period
                                                                                      Ended
                                                  Year Ended June 30                 June 30
                                           ---------------------------------------- ---------
                                            1998      1997     1996       1995         1994^
                                          Tax-Free Intermediate Bond Fund

PER SHARE DATA
Net Asset Value --
 Beginning of Period                      $ 9.90     $9.74    $9.70      $9.52        $10.00
                                          ----------------------------------------- ---------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                       0.40      0.41     0.43       0.44          0.19

Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)           0.19      0.16     0.04       0.18         (0.48)
                                          ----------------------------------------- ---------
Total from Investment Operations            0.59      0.57     0.47       0.62         (0.29)

LESS DISTRIBUTIONS
Dividends from Net Investment Income        0.40      0.41     0.43       0.44          0.19
                                          ----------------------------------------- ---------
Net Asset Value-- End of Period           $10.09     $9.90   $ 9.74      $9.70         $9.52
                                          ========================================= =========

TOTAL RETURN                               6.02%     5.96%    4.89%      6.67%        (2.93%)*

RATIOS
Net Assets -- End of Period
 ($000 Omitted)                          $5,674    $4,645   $4,997     $4,907        $5,083
Ratio of Expenses to Average Net
 Assets#                                  0.95%@    0.84%@   0.76%@     0.70%         0.70%~
Ratio of Net Investment Income to
  Average Net Assets#                     3.96%     4.18%    4.40%      4.56%         3.75%~
Portfolio Turnover Rate                     32%       41%      49%        23%           55%*

^  From  December 1, 1993, commencement  of investment  operations,  to June 30,
   1994.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
   representative of a full year.

# Various expenses of the Fund were voluntarily absorbed by IFG for the years ended June 30, 1998, 1997, 1996 and 1995 and for the period ended June 30, 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.44%, 2.43%, 2.34%, 2.45% and 3.09%, respectively, and ratio of net investment income to average net assets would have been 2.47%, 2.59%, 2.82%, 2.81% and 1.36%, respectively.

@ Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

~  Annualized

INVESCO Tax-Free Income Funds, Inc.
Financial Highlights (Continued)
(For a Fund Share Outstanding Throughout Each Period)


                                                             Year Ended June 30
                                             --------------------------------------------------
                                                1998      1997       1996       1995      1994

                                             Tax-Free Long-Term Bond Fund
PER SHARE DATA
Net Asset Value --
 Beginning of Period                         $ 15.34   $ 15.20    $ 15.07    $ 15.29   $ 16.35
                                             --------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                           0.63      0.66       0.73       0.80      0.83
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)               0.40      0.38       0.32       0.09     (1.00)
                                             --------------------------------------------------
Total from Investment Operations                1.03      1.04       1.05       0.89     (0.17)
                                             --------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment
 Income                                         0.63      0.66       0.73       0.80      0.83
In Excess of Net Investment
 Income                                         0.00      0.01       0.00       0.00      0.00
Distributions from Capital Gains                0.17      0.23       0.19       0.31      0.06
                                             --------------------------------------------------
Total Distributions                             0.80     0.90       0.92        1.11      0.89
                                             --------------------------------------------------
Net Asset Value-- End of Period              $ 15.57   $ 15.34    $ 15.20    $ 15.07   $ 15.29
                                             ==================================================

TOTAL RETURN                                   6.87%     7.05%      7.01%      6.16%    (1.16%)

RATIOS
Net Assets -- End of Period
 ($000 Omitted)                             $211,471  $220,410   $250,890   $254,584  $282,407
Ratio of Expenses to Average Net Assets#       0.91%@    0.90%@     0.91%@     0.92%     1.00%
Ratio of Net Investment Income to
  Average Net Assets#                          4.06%     4.36%      4.76%      5.31%     5.14%
Portfolio Turnover Rate                         173%      123%       146%        99%       28%

# Various expenses of the Fund were voluntarily absorbed by IFG for the years ended June 30, 1998, 1997, 1996 and 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.04%, 1.05%, 1.04% and 1.05%, respectively, and ratio of net investment income to average net assets would have been 3.93%, 4.21%, 4.63% and 5.18%, respectively.

@ Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

Report of Independent Accountants

To the Board of Directors and Shareholders of INVESCO Tax-Free Income Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Tax-Free Intermediate Bond Fund and Tax-Free Long-Term Bond Fund (constituting INVESCO Tax-Free Income Funds, Inc., hereafter referred to as the "Fund") at June 30, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Denver, Colorado
July 31, 1998

INVESCO FUNDS


INVESCO Distributors, Inc.(SM)
Distributor
Post Office Box 173706
Denver, Colorado  80217-3706


1-800-525-8085
PAL(r): 1-800-424-8085
http://www.invesco.com

In Denver, visit one of our
convenient Investor Centers:
Cherry Creek,
155-B Fillmore Street
Denver Tech Center,
7800 East Union Avenue,
Lobby Level


This information must be
preceded or accompanied
by a current prospectus.

Printed on recycled paper.